UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2010 (August 3, 2010)
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)
1001 Summit Blvd., Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)
(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 3, 2010, the Board of Directors of Crawford & Company (the “Company”) elected Harsha V. Agadi, 47, as a Director of the Company. Mr. Agadi is Chairman and Chief Executive Officer of GHS Holdings LLC, a restaurant investment and consulting firm, a position he has held since 2000. From December 2004 until December 2009 he was President and Chief Executive Officer of Church’s Chicken, Inc., a quick service restaurant featuring fried chicken, and he continues as a member of its Board of Directors. Mr. Agadi is also a Director of Sbarro, Inc., a leading Italian quick service restaurant.
As a director, Mr. Agadi is entitled to compensation in the same amounts and type as other non-employee directors of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ Allen W. Nelson
Allen W. Nelson
Executive Vice President — General Counsel & Corporate Secretary

Dated: August 9, 2010

3